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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               DECEMBER 11, 1997

                            ------------------------

                          MACK-CALI REALTY CORPORATION

             (Exact name of Registrant as specified in its charter)

                                    MARYLAND

                 (State or other jurisdiction of incorporation)

                   1-3274                                       22-3305147
            (Commission File No.)                  (I.R.S. Employer Identification No.)

                 11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016

        (Address of Principal Executive Offices)                                 (Zip Code)

                                 (908) 272-8000

              (Registrant's telephone number, including area code)

                            CALI REALTY CORPORATION

         (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    On December 11, 1997, Cali Realty Corporation ("MC Corp") and its subsidiary, Cali Realty, L.P. (together with MC Corp., collectively, the "Company") completed its previously announced transaction (the "Transaction") pursuant to the agreement dated as of September 18, 1997 with the Mack Company and Patriot American Office Group (collectively, the "Mack Group"), as amended as of December 11, 1997. The Company acquired 54 office properties, aggregating approximately 9.4 million square feet (the "Mack Properties") and each of Cali Realty Corporation and Cali Realty, L.P. changed its name to Mack-Cali Realty Corporation and Mack-Cali Realty, L.P., respectively.

    The total initial consideration of the Transaction was as follows: (i) $468,958,000 in cash, (ii) $291,882,637 in debt of the Mack Group assumed by the Company (the "Mack Assumed Debt"), (iii) up to 3,972,318 Common Units of Limited Operating Partnership Interests in Mack-Cali Realty, L.P. ("Common Units"), (iv) up to a stated value of $27,132,153 in Series A Preferred Units of Limited Operating Partnership Interests in Mack-Cali Realty, L.P. ("Series A Preferred Units"), (v) up to a stated value of $223,124,847 Series B Preferred Units of Limited Operating Partnership Interests in Mack-Cali Realty, L.P. ("Series B Preferred Units") and (vi) warrants to purchase 2,000,000 Common Units. The warrants are exercisable at any time after one year from the date of their issuance and prior to the fifth anniversary thereof at an exercise price of $37.80 per Common Unit. Each of the Series A Preferred Units may be converted at any time into Common Units at a conversion price of $34.65 per unit, and, after the one year anniversary of the date of the Series A Preferred Units' initial issuance, Common Units received pursuant to such conversion may be redeemed into Common Stock (as hereinafter defined). Each of the Series B Preferred Units may be converted at any time into Common Units at a conversion price of $34.65 per unit, and, after the three year anniversary of the date of the Series B Preferred Units' initial issuance, Common Units received pursuant to such conversion may be redeemed into Common Stock. Each of the Common Units are redeemable after one year for an equal number of shares of Common Stock of MC Corp.

    At closing, 2,006,432 Common Units ("Contingent Common Units"), 11,895 Series A Preferred Units and 7,799 Series B Preferred Units ("Contingent Preferred Units," and together with Contingent Common Units, collectively, the "Contingent Units") were issued as contingent non-participating units. Such Contingent Units have no voting, distribution or other rights until such time as they are redeemed into Common Units, Series A Preferred Units, and Series B Preferred Units respectively. Redemption of such Contingent Units shall occur upon the achievement of certain performance goals relating to certain of the Mack Properties, specifically the achievement of certain leasing activity, as more fully set forth in the First Amendment to the Contribution and Exchange Agreement, attached hereto as Exhibit 10.99.

    In connection with the Transaction, resigning from the Board of Directors of MC Corp. were Brant Cali, Brad Berger, Angelo R. Cali, Kenneth A. DeGhetto, James W. Hughes and Alan Turtletaub. Added to the Board by nomination by the Mack Group were Mitchell E. Hersh, William L. Mack and Earle I. Mack. Added as independent members of the Board were Martin D. Gruss, Jeffrey B. Lane, Vincent Tese and Paul A. Nussbaum.

    In addition, in connection with the Transaction, Brant Cali resigned as Chief Administrative Officer of MC Corp., John R. Cali resigned as Chief Accounting Officer of MC Corp. and Thomas A. Rizk resigned as President of MC Corp. Mitchell E. Hersh entered into an employment agreement with MC Corp. naming him as President and Chief Operating Officer (Exhibit 10.111). Also entering into new employment agreements with MC Corp. were Thomas A. Rizk, as Chief Executive Officer (Exhibit 10.112), Brant Cali, as Executive Vice President (Exhibit 10.113), and John R. Cali, as Executive Vice President (Exhibit 10.114). Entering into Amended and Restated Employment Agreements with MC Corp. were Roger W. Thomas, as Executive Vice President, General Counsel and Assistant Secretary (Exhibit 10.115), Barry Lefkowitz, as Executive Vice President and Chief Financial Officer (Exhibit 10.116) and Timothy M. Jones, as Executive Vice President (Exhibit 10.117).

    Finally, MC Corp. issued (i) a warrant to purchase 339,976 shares of MC Corp. common Stock, par value $.01 per share ("Common Stock"), at a purchase price of $38.75 per share to Mitchell E. Hersh (Exhibit 10.106); (ii) a warrant to purchase 125,000 shares of Common Stock at a purchase price of $38.75 per share to James Mertz (Exhibit 10.107); and (iii) a warrant to purchase 50,000 shares of Common Stock at a purchase price of $38.75 per share to James Clabby (Exhibit 10.108). In each case, the warrants vest evenly over a five year period, commencing December 31, 1997 and expire 10 years after their date of issuance.

    On December 10, 1997, Mack-Cali Realty, L.P. entered into a certain Credit Agreement with Prudential Securities Credit Corporation ("PSC") under the terms of which PSC agreed to advance Mack-Cali Realty, L.P. $200,000,000.00. The proceeds of the loan were used to fund a portion of the cash consideration in completion of the Transaction. The credit agreement has a one year term and interest payments are required monthly. The interest rate is LIBOR plus 110 basis points. The loan is a recourse loan secured by eleven properties owned by the Company and located in New Jersey.

    The Company has been advised that, on December 10, 1997, a Shareholder's Derivative Action was filed in Maryland Court on behalf of one individual shareholder. The complaint, which has yet to be served, questions certain executive compensation decisions made by the Company's Board of Directors in connection with the Transaction. The Board's compensation decisions were discussed in the proxy materials distributed in connection with the Transaction and were approved by in excess of 99% of the voting shareholders. The Company believes that this lawsuit is factually and legally baseless and will be vigorously defended if the complaint is ever served.

    The Transaction was previously reported on the Current Report on Form 8-K, filed by the Company on September 19, 1997. This Current Report on Form 8-K supersedes the September 19, 1997 8-K in its entirety. Set forth below are the historical and pro forma financial statements of Businesses Acquired (Section 210.3-05 and Section 210.11 of Regulation S-X) as required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    The Audited Combined Financial Statements of the Mack Group as of December 31, 1996 and 1995 and for the three years in the period ended December 31, 1996, the Unaudited Financial Information as of September 30, 1997 and for the nine months ended September 30, 1997 and 1996 and the Property Tables, each contained in the Proxy Statement (Schedule 14A) of the Company, filed on November 10, 1997, are hereby incorporated by reference herein.

(B) PRO FORMA FINANCIAL INFORMATION.

    Unaudited pro forma financial information for the Company is presented as follows:

    (i) condensed consolidated balance sheet as of September 30, 1997; and

    (ii) condensed consolidated statements of operations for the nine month period ended September 30, 1997 and the year ended December 31, 1996.

(C) EXHIBITS.

  EXHIBIT
  NUMBER     EXHIBIT TITLE
-----------  --------------------------------------------------------------------------------------------------------
     10.99   First Amendment to Contribution and Exchange Agreement, dated as of December 11, 1997 by and among the
             Company and the Mack Group.

     10.100  Certificate of Designation of Series A Preferred Operating Partnership Units of Limited Partnership
             Interest of Mack-Cali Realty, L.P.

     10.101  Certificate of Designation of Series B Preferred Operating Partnership Units of Limited Partnership
             Interest of Mack-Cali Realty, L.P.

     10.102  Certificate of Designation of Contingent Non-Participating Common Operating Partnership Units of Limited
             Partnership Interest of Mac-Cali Realty, L.P.

     10.103  Certificate of Designation of Series A Contingent Non-Participating Preferred Operating Partnership
             Units of Limited Partnership Interest of Mack-Cali Realty, L.P.

     10.104  Certificate of Designation of Series B Contingent Non-Participating Preferred Operating Partnership
             Units of Limited Partnership Interest of Mack-Cali Realty, L.P.

     10.105  Form of Warrant Agreement to purchase Common Operating Partnership Units of Limited Partnership
             Interests of Mack-Cali Realty, L.P.

     10.106  Warrant Agreement, dated December 12, 1997, executed in favor Mitchell E. Hersh to purchase shares of common stock (Common Stock), par value $.01 per share, of Mack-Cali Realty Corporation.

     10.107  Warrant Agreement, dated December 12, 1997, executed in favor James Mertz to purchase shares of Common
             Stock of Mack-Cali Realty Corporation.

     10.108  Warrant Agreement, dated December 12, 1997, executed in favor James Clabby to purchase shares of Common
             Stock of Mack-Cali Realty Corporation..

     10.109  Registration Rights Agreement, dated December 11, 1997 among Mack-Cali Realty Corporation and the investors listed therein.

     10.110  Second Amended and Restated Agreement of Limited Partnership, dated December 11, 1997, for Mack-Cali
             Realty, L.P.

     10.111  Employment Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and Mitchell E.
             Hersh.

     10.112  Employment Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and Thomas A. Rizk.

     10.113  Employment Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and Brant Cali.

     10.114  Employment Agreement, dated December 11, 1997, between Mac-Cali Realty Corporation and John R. Cali.

     10.115  Amended and Restated Employment Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and Roger W. Thomas.

     10.116  Amended and Restated Employment Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and Barry Lefkowitz.

     10.117  Amended and Restated Employment Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and Timothy M. Jones.

  EXHIBIT
  NUMBER     EXHIBIT TITLE
-----------  --------------------------------------------------------------------------------------------------------
     10.118  Non-Competition Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and Earle Mack.

     10.119  Non-Competition Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and David Mack.

     10.120  Non-Competition Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and Frederic
             Mack.

     10.121  Non-Competition Agreement, dated December 11, 1997, between Mack-Cali Realty Corporation and William
             Mack.

     10.122  Credit Agreement, dated as of December 10, 1997, by and among Cali Realty, L.P. and the other signatories thereto.

     10.123  Form of Promissory Note, dated as of December 10, 1997, of Cali Realty, L.P. in favor of Prudential
             Securities Credit Corporation.

     10.124  Mortgage, Security Agreement and Assignment of Leases and Rents, dated as of December 10, 1997, in favor of Prudential Securities Credit Corporation.

                          MACK-CALI REALTY CORPORATION

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                   SEPTEMBER 30, 1997 (DOLLARS IN THOUSANDS)

                                  (UNAUDITED)

    The following unaudited pro forma condensed consolidated balance sheet is presented as if the Transaction and the 1997 Offering had occurred on September 30, 1997. This unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-K for the year ended December 31, 1996 and the Company's Form 10-Q for the nine month period ended September 30, 1997, respectively.

    The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the Transaction and the 1997 Offering actually occurred on September 30, 1997, nor does it purport to represent the future financial position of the Company.

                                                                PRO FORMA
                                                                 ADJ. FOR
                                                                   THE
                                                                TRANSACTION
                                                     COMPANY     AND 1997       COMPANY
ASSETS                                              HISTORICAL   OFFERING      PRO FORMA
                                                    ----------  ----------     ----------
Rental property, net..............................  $1,351,541  $1,102,188(a)  $2,453,729
Cash and cash equivalents.........................       3,409      --    (b)       3,409
Unbilled rents receivable.........................      25,617      --             25,617
Deferred charges and other assets, net............      18,571      --             18,571
Restricted cash...................................       5,154       1,467(e)       6,621
Accounts receivable, net..........................       5,637      --              5,637
Mortgage note receivable..........................       7,250      --              7,250
                                                    ----------  ----------     ----------
Total assets......................................  $1,417,179  $1,103,655     $2,520,834
                                                    ----------  ----------     ----------
                                                    ----------  ----------     ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages and loans payable.......................  $  593,058  $  320,798(c)  $  913,856
Dividends and distributions payable...............      20,377      --             20,377
Accounts payable and accrued expenses.............      15,578       6,133(d)      21,711
Accrued interest payable..........................       2,081      --              2,081
Rents received in advance and security deposits...      17,088      10,713(e)      27,801
                                                    ----------  ----------     ----------
Total liabilities.................................     648,182     337,644        985,826
                                                    ----------  ----------     ----------
Minority interest of unitholders in
  Operating Partnership...........................      70,479     306,352(f)     376,831
                                                    ----------  ----------     ----------
Stockholders' equity
  Common stock, $.01 par value....................         366         130(g)         496
Other stockholders' equity........................     698,152     459,529(h)   1,157,681
                                                    ----------  ----------     ----------
Total stockholders' equity........................     698,518     459,659      1,158,177
                                                    ----------  ----------     ----------
Total liabilities and stockholders' equity........  $1,417,179  $1,103,655     $2,520,834
                                                    ----------  ----------     ----------
                                                    ----------  ----------     ----------

                See accompanying footnotes on subsequent pages.

                          MACK-CALI REALTY CORPORATION

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                    AS OF SEPTEMBER 30, 1997 (IN THOUSANDS)

                                  (UNAUDITED)

(a) Represents the estimated aggregate acquisition cost to be incurred by the Company to acquire the Mack Properties based upon the estimated market price of the consideration to be paid as of the time the Transaction was agreed to and announced. The total costs approximate the fair value of the rental property to be acquired and include the following:

Cash............................................................  $ 468,958
Mack Assumed Debt...............................................    291,883
Common Units(1).................................................     66,373
Preferred Units(1)..............................................    236,491
Warrants........................................................      8,524
Estimated Transaction-related costs.............................     29,959
                                                                  ---------
                                                                  $1,102,188
                                                                  ---------
                                                                  ---------

(b) The following schedule summarizes the pro forma sources and uses of funds in connection with the Transaction and the 1997 Offering:

Net proceeds received from the 1997 Offering after underwriting discount and issuance costs of $28,021..........................  $ 489,542

Pro forma drawing on the Company's credit facilities..............     28,915

Cash consideration paid (including estimated Transaction-related
  costs of $29,959)...............................................   (498,917)

Cash paid for executive compensation, bonuses and related tax
  obligation payments.............................................    (35,565)

Net cash from closing adjustments at completion of Transaction....     16,025
                                                                    ---------
                                                                    $       0
                                                                    ---------
                                                                    ---------

(c) Represents the Mack Assumed Debt assumed by the Company and additional drawings on the Company's credit facilities in connection with the consummation of the Transaction, as follows:

Mack Assumed Debt.................................................  $ 291,883

Additional drawings on the Company's credit facilities............     28,915
                                                                    ---------
                                                                    $ 320,798
                                                                    ---------
                                                                    ---------

(d) Represents closing pro-rations from the Transaction ($6,779), less amounts that were accrued in the Company's historical accounts as of September 30, 1997 for tax obligation payments in connection with the Company's executive compensation agreements, which were paid in connection with the completion of the Transaction ($646).

(e) Represents adjustments for rents received in advance ($8,139), and security deposits ($2,574), received by the Company at the closing of the Transaction. Additionally, the Company received $1,467 in restricted cash at closing.

                          MACK-CALI REALTY CORPORATION

                    AS OF SEPTEMBER 30, 1997 (IN THOUSANDS)

                                  (UNAUDITED)

(f) Reflects the adjustment to minority interest of the unitholders in the Operating Partnership computed as follows:

Common Units(1)...................................................  $  66,373
Preferred Units(1)................................................    236,491
Warrants..........................................................      8,524
Minority interest share of non-recurring charges [see Note (h)
  below]..........................................................     (5,036)
                                                                    ---------
                                                                    $ 306,352
                                                                    ---------
                                                                    ---------

(g) Reflects the issuance of 13 million shares of the Company's Common Stock with a par value of $.01 per share.

(h) Reflects the issuance of 13 million shares of the Company's Common Stock with a par value of $.01 per share, at $39.8125 per share. The following table sets forth the adjustments to Other stockholders' equity:

Net proceeds received from the 1997 Offering after estimated underwriting discount and issuance costs of $28,021, (net of
  $130 for par value).............................................  $ 489,412
Recording of the financial accounting value ascribed to the
  beneficial conversion feature inherent in the Preferred Units upon issuance. The Preferred Units are immediately convertible into Common Units at $34.65 per Common Unit, which is an amount that is expected to be less than the market price of the Common
  Stock (assumed to be $39.0625 per share for purposes of this pro forma information) as of the date the Preferred Units are
  issued..........................................................     29,361
Recording of amortization for the beneficial conversion feature inherent in the Preferred Units as they are immediately
  convertible into Common Units upon consummation of the
  Transaction(2)..................................................    (29,361)
Expensing of previously unamortized stock compensation recorded in connection with the Company's executive compensation agreements, which fully vested on an accelerated basis as a result of the
  consummation of the Transaction(2)..............................    (11,423)
Tax obligation payments related to stock compensation (net of $645
  previously accrued)(2)..........................................     (5,874)
Elimination of unamortized stock compensation previously recorded
  in equity.......................................................     11,423
Additional executive compensation and bonuses paid upon
  consummation of the Transaction(2)..............................    (29,046)
Allocation to minority interest based upon post-Transaction
  ownership.......................................................      5,037
                                                                    ---------
                                                                    $ 459,529
                                                                    ---------
                                                                    ---------

------------------------
(1) Does not include 19,694 Contingent Preferred Units and 2,006,432 Contingent Common Units which will convert, in whole or in part, into ordinary Common Units upon achieving certain rents for space not presently leased in certain of the Mack Properties. The value of such Units will be recorded as additional acquisition costs at the time such Units are converted.
(2) Reflects the adjustments to historical net earnings for non-recurring charges, incurred in connection with the Transaction and will be recorded in the Company's statement of operations for the period in which they are incurred.

                          MACK-CALI REALTY CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                      AND THE YEAR ENDED DECEMBER 31, 1996

    The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are presented as if each of the following had occurred on January 1, 1996:
(i) the partial prepayment by the Company of its Initial Mortgage Financing ("Partial Prepayment") in 1996, (ii) the disposition by the Company of its property at 15 Essex Road in Paramus, New Jersey ("Essex Road") in 1996, (iii) the acquisition by the Company of the properties known as 103 Carnegie, Rose Tree, the Mount Airy Road Buildings , Five Sentry Parkway, Harborside, Whiteweld Centre, One Bridge Plaza and Airport Center in 1996, (iv) the net proceeds received by the Company as a result of its common stock offering of 3,450,000 shares on August 13, 1996 (the "August Offering"), (v) the net proceeds received by the Company as a result of its common stock offering of 17,537,500 shares on November 22, 1996 (the "November Offering"), (vi) the completion by the Company of the RM Transaction, (vii) the acquisition of 1345 Campus Parkway, Westlakes Office Park, the Moorestown Building, Shelton Plaza, 200 Corporate and Three Independence by the Company (collectively, the "Pre-Mack Events," which are more fully discussed in the Company's Current Report on Form 8-K, dated September 18,
1997), and (viii) completion by the Company of the Transaction and the 1997 Offering. Items (i) through (v) above are to be collectively referred to as the "1996 Events."

    Such pro forma information is based upon the historical consolidated results of operations of the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996, after giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company included in the Company's Form 10-Q for the nine months ended September 30, 1997 and in the Company's Form 10-K for the year ended December 31, 1996.

    The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

                          MACK-CALI REALTY CORPORATION

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                                        PRO FORMA
                                                                                                        ADJ. FOR
                                                                                                           THE
                                                                                                         TRANS-
                                                                                                         ACTION
                                                                                                           AND
                                                        PRO FORMA ADJ.     PRE-MACK      HISTORICAL       1997
                                          COMPANY        FOR PRE-MACK       EVENTS        THE MACK      OFFERING        COMPANY
REVENUES                                 HISTORICAL         EVENTS         PRO FORMA       GROUP           (H)         PRO FORMA
                                         ----------     --------------     ---------     ----------     ---------     ------------
Base rents.............................   $ 145,328        $11,330(a)      $156,658       $  96,714     $  6,220(e)     $259,592
Escalations and recoveries from
  tenants..............................      22,464          1,220(a)        23,684          12,686        --             36,370
Parking and other......................       5,245            524(a)         5,769           6,131        --             11,900
Interest income........................       2,268           (956) (b)       1,312             454         (454) (f)      1,312
                                         ----------        -------         ---------     ----------     ---------     ------------
Total revenues.........................     175,305         12,118          187,423         115,985        5,766         309,174
                                         ----------        -------         ---------     ----------     ---------     ------------

EXPENSES
Real estate taxes......................      18,513          1,407(a)        19,920          11,893        --             31,813
Utilities..............................      13,001            988(a)        13,989          10,477        --             24,466
Operating services.....................      21,056          1,711(a)        22,767          14,553        --             37,320
General and administrative.............      10,601            743(a)        11,344           8,710       (3,800) (g)     16,254
Depreciation and amortization..........      25,631          1,970(a)        27,601          21,586       (5,053) (i)     44,134
Interest expense.......................      28,398          1,136           29,534(c)       44,325      (26,043) (j)     47,816
                                         ----------        -------         ---------     ----------     ---------     ------------
Total expenses.........................     117,200          7,955          125,155         111,544      (34,896)        201,803
                                         ----------        -------         ---------     ----------     ---------     ------------
Income before minority interest and
  extraordinary item...................      58,105          4,163           62,268           4,441       40,662         107,371
Minority interest......................       5,663            617(d)         6,280          --           15,793(k)       22,073
                                         ----------        -------         ---------     ----------     ---------     ------------
Income before extraordinary item.......   $  52,442        $ 3,546         $ 55,988       $   4,441     $ 24,869        $ 85,298
                                         ----------        -------         ---------     ----------     ---------     ------------
                                         ----------        -------         ---------     ----------     ---------     ------------
Weighted average common shares
  outstanding (l)......................      36,469                                                                       49,668
                                         ----------                                                                   ------------
Income before extraordinary item per
  common share (m).....................   $    1.44                                                                     $   1.72
                                         ----------                                                                   ------------

                          MACK-CALI REALTY CORPORATION

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                 (IN THOUSANDS)

(a) Reflects:

    Revenues and expenses for the properties acquired in 1997 by the Company (as disclosed by the Company in previously-filed Current Reports on Form 8-K and 8-K/A) for the period January 1, 1997 through the earlier of the date of acquisition/completion or September 30, 1997, as follows:

                                                                                            REAL
                                ACQUISITION/        BASE      ESCALATIONS/      OTHER      ESTATE                  OPERATING
PROPERTY/TRANSACTION (1)       COMPLETION DATE    RENTS (2)    RECOVERIES      INCOME       TAXES     UTILITIES    SERVICES
----------------------------  -----------------  -----------  -------------  -----------  ---------  -----------  -----------
1345 Campus Parkway.........  January 28, 1997    $      58     $      19        --       $       7   $       1    $       4
RM Transaction..............  January 31, 1997        5,209           195     $     524         817         379          858
Westlakes...................  May 8, 1997             3,126           866        --             258         362          449
Shelton Place (4)...........  July 31, 1997           1,146           123        --              94         168          162
200 Corporate...............  August 15, 1997           482            15        --              68           6           91
Three Independence..........  September 3, 1997       1,309             2        --             163          72          147
                                                 -----------       ------         -----   ---------       -----   -----------
Total Pro Forma Adj. for
  1997 Events...............                      $  11,330     $   1,220     $     524   $   1,407   $     988    $   1,711
                                                 -----------       ------         -----   ---------       -----   -----------
                                                 -----------       ------         -----   ---------       -----   -----------


                                 GENERAL AND
PROPERTY/TRANSACTION (1)       ADMINISTRATIVE    DEPRECIATION (3)
----------------------------  -----------------  -----------------
1345 Campus Parkway.........      $       1          $      12
RM Transaction..............            410                864
Westlakes...................            246                607
Shelton Place (4)...........             57                192
200 Corporate...............              1                106
Three Independence..........             28                189
                                      -----             ------
Total Pro Forma Adj. for
  1997 Events...............      $     743          $   1,970
                                      -----             ------
                                      -----             ------

------------------------

(1) The Moorestown Buildings were vacant during 1996 and for the nine months ended September 30, 1997.

(2) Pro forma base rents are presented on a straight-line basis calculated from January 1, 1996 forward.

(3) Depreciation is based on the building-related portion of the purchase price and associated costs depreciated using the straight-line method over a 40-year life.

(4) Total revenues of $444 and Revenue in excess of certain expenses of $234 for the three months ended March 31, 1997 have been included in both the Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and year ended December 31, 1996.

                          MACK-CALI REALTY CORPORATION

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                 (IN THOUSANDS)

(b) Represents reduction for (i) interest income earned on investments of proceeds from the November 1996 offering ($835) and (ii) interest income earned on the RM Mortgage Receivable as a result of the prepayment in connection with the 200 Corporate acquisition ($121).

(c) The Pre-Mack Events pro forma adjustment to interest expense for the nine months ended September 30, 1997 reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund certain acquisitions. Pre-Mack Events pro forma interest expense for the nine months ended September 30, 1997 is computed as follows:

Interest expense on the Initial Mortgage Financing, after the
Partial Prepayment (fixed interest rate of 8.02 percent on $44,313;
and variable rate of 30-day LIBOR plus 100 basis points on
$20,195--weighted average interest rate used is 6.60 percent)......  $   3,665

Interest expense on loan assumed with Fair Lawn acquisition on
March 3, 1995 (fixed interest rate of 8.25 percent on average
outstanding principal balance of approximately $18,605)............      1,154

Interest expense on mortgages in connection with the Harborside acquisition in 1996 (fixed interest rate of 7.32 percent on
$107,912 and initial rate of 6.99 percent on $42,088)..............      8,125

Interest expense on outstanding borrowings on the Company's credit lines (a variable rate of 30-day LIBOR plus 125 basis points during the period on $114,655; weighted average interest rate used is 6.85
percent)...........................................................      5,890

Interest expense on the Teachers Mortgage assumed with the RM
Transaction on January 31, 1997 (fixed interest rate of 7.18
percent on $185,283)...............................................      9,977

Historical amortization of deferred mortgage, finance and title
costs for the nine months ended September 30, 1997.................        723
                                                                     ---------

Total Pre-Mack Events pro forma interest expense for the nine months ended September 30, 1997:...................................  $  29,534
                                                                     ---------
                                                                     ---------

(d) Represents Pre-Mack Events pro forma income allocated to the pro forma weighted average minority interest (Units) in Mack-Cali Realty L.P. (the Operating Partnership) for the period of 10.08 percent.

(e) Represents adjustment necessary to reflect rental income for the Mack Properties on a straight-line basis assuming that the Transaction was consummated as of January 1, 1996.

(f) Represents reduction of interest income, which was recorded in the Mack Group Historical Financial Statements.

(g) Reflects reduction due to exclusion of non-recurring expenses incurred by the Mack Group in connection with the Transaction.

                          MACK-CALI REALTY CORPORATION

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                 (IN THOUSANDS)

(h) In connection with the consummation of the Transaction, the Company estimates that it will also recognize the following non-recurring charges, before minority interest, in the Company's Statements of Operations for the period in which the Transaction is completed, which have been excluded from the Company's pro forma operating results:

Expensing of previously unamortized stock compensation recorded in connection with the Company's executive compensation plans which vested on an accelerated basis as a result of the consummation of the Transaction....................................................  $  11,423

Related tax obligation payments (net of $645 previously accrued)...      5,874

Additional executive compensation and bonuses paid upon
consummation of the Transaction....................................     29,046

Amortization of the beneficial conversion feature inherent in the
Preferred Units (as an allocation to minority interest) as they are immediately convertible into Common Units upon consummation of the
Transaction........................................................     29,361
                                                                     ---------

                                                                     $  75,704
                                                                     ---------
                                                                     ---------

(i) Represents adjustment to reflect depreciation expense (based on a 40-year useful life) related to the Mack Properties acquired by the Company based on the estimated allocated value of buildings and improvements ($881,750) as follows:

Pro forma depreciation expense.....................................................  $  16,533

Mack Group Historical..............................................................     21,586
                                                                                     ---------

                                                                                     $  (5,053)
                                                                                     ---------
                                                                                     ---------

(j) Reflects reduction of interest expense relating to the Transaction. Pro forma interest expense is computed as follows:

Interest on Mack Assumed Debt ($291,883) with a weighted average interest rate of
7.67 percent......................................................................  $   16,791

Interest on drawings on the Company's credit facilities of $28,915 at a weighted
average interest rate of 6.87 percent.............................................       1,491
                                                                                    ----------

                                                                                    $   18,282

Mack Group Historical.............................................................      44,325
                                                                                    ----------

                                                                                    $  (26,043)
                                                                                    ----------
                                                                                    ----------

                          MACK-CALI REALTY CORPORATION

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                 (IN THOUSANDS)

(k) Represents minority interest computed as follows:

Income before extraordinary item and minority interest.................  $  107,371

Dividend yield of 6.75 percent on the Preferred Units with a par value
of $230,562............................................................              $  11,672

Income allocable to common stockholders of the Company and unitholders
in the Operating Partnership...........................................  $   95,699
                                                                         ----------

Allocation to minority interest based upon weighted average percentage
of Common Units outstanding of 10.87 percent...........................                 10,401
                                                                                     ---------

Total minority interest................................................                 22,073
                                                                                     ---------

Pre-Mack Events pro forma..............................................                  6,280
                                                                                     ---------

                                                                                     $  15,793
                                                                                     ---------
                                                                                     ---------

    See Note (1) to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 related to assumptions regarding the Contingent Units.

(l) The following is a reconciliation of the historical weighted average shares outstanding to the pro forma primary weighted average shares outstanding (shares in thousands):

Historical weighted average shares outstanding.......................................     36,469

Shares issued in connection with the 1997 Offering...................................     13,000

Vesting of 199 shares on an accelerated basis as a result of the Transaction.........        199
                                                                                       ---------

Pro forma weighted average shares outstanding........................................     49,668
                                                                                       ---------
                                                                                       ---------

(m) Fully-diluted pro forma net income per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

                         MACK--CALI REALTY CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                                           PRO FORMA
                                                 PRO FORMA    PRO FORMA                                  ADJ. FOR THE
                                                  ADJ. FOR     ADJ. FOR    PRE-MACK       THE MACK      TRANSACTION AND
                                     COMPANY        1996       PRE-MACK     EVENTS         GROUP         1997 OFFERING     COMPANY
                                    HISTORICAL   EVENTS (A)   EVENTS (B)   PRO FORMA     HISTORICAL           (H)         PRO FORMA
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
REVENUES
Base rents........................   $76,922      $49,087      $76,655     $202,664      $  126,463        $  8,985(f)    $338,112
Escalations and recoveries from
  tenants.........................    14,429        8,870        8,230       31,529          16,855         --              48,384
Parking and other.................     2,204          190        4,428        6,822           3,226         --              10,048
Interest income...................     1,917        --            (738)(c)    1,179             463            (463)(g)      1,179
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
Total revenues....................    95,472       58,147       88,575      242,194         147,007           8,522        397,723
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
EXPENSES
Real estate taxes.................     9,395        5,144       11,039       25,578          15,122         --              40,700
Utilities.........................     8,138        3,313        6,619       18,070          13,777         --              31,847
Operating Services................    12,129        6,452       12,277       30,858          19,144         --              50,002
General and administrative........     5,800        3,020        4,965       13,785           7,285         --              21,070
Depreciation and amortization.....    14,731        8,133       13,021       35,885          27,680          (5,636)(i)     57,929
Interest expense..................    13,758        --          25,608(d)    39,366(d)       57,897         (33,651)(j)     63,612
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
      Total expenses..............    63,951       26,062       73,529      163,542         140,905         (39,287)       265,160
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
Income before gain on sale of
  rental property, minority
  interest and extraordinary
  item............................    31,521       32,085       15,046       78,652           6,102          47,809        132,563
Gain on sale of rental property...     5,658       (5,658)       --           --            --              --               --
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
Income before minority interest
  and extraordinary item..........    37,179       26,427       15,046       78,652           6,102          47,809        132,563
Minority interest.................     4,760        --           3,263(e)     8,023(e)      --               20,358(k)      28,381
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
Income before extraordinary item..   $32,419      $26,427      $11,783     $ 70,629      $    6,102        $ 27,451       $104,182
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
                                    ----------   ----------   ----------   ---------   --------------   ---------------   ---------
Weighted average common shares
  outstanding (l).................    18,461                                                                                49,401
                                    ----------                                                                            ---------
Income before extraordinary item
  per common share (m)............   $  1.76                                                                              $   2.11
                                    ----------                                                                            ---------

                         MACK--CALI REALTY CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

(a) Reflects:

    Revenues and expenses of the properties acquired in 1996 for the period January 1, 1996 through the date of acquisition, (as reported by the Company on previously-filed Current Reports on Form 8-K) as follows:

                                                                                               REAL
                                    ACQUIS./COMPLETION     BASE      ESCALATIONS/   OTHER     ESTATE
PROPERTY/TRANSACTION                       DATE          RENTS (2)    RECOVERIES    INCOME    TAXES   UTILITIES
----------------------------------  ------------------   ---------   ------------   ------    ------  ---------
Carnegie..........................   March 20, 1996       $   386       $   31       --       $   54   $   56
Rose Tree.........................   May 2, 1996            1,312          115       --          165      180
Mt. Airy Bldgs. ..................   July 23, 1996            665          101       --          101    --
Harborside........................   November 4, 1996      30,884        7,037       $166      3,096      906
Five Sentry.......................   November 7, 1996       1,663       --           --          148       32
Whiteweld.........................   December 10, 1996      3,890          326       --          430      748
One Bridge Plaza..................   December 16, 1996      3,597          293       --          420      412
Airport Center....................   December 17, 1996      6,953        1,004         24        780    1,035
                                                         ---------      ------      ------    ------  ---------
Total Pro Forma Adj. for 1996
  acquisitions....................                        $49,350       $8,907       $190     $5,194   $3,369
                                                         ---------      ------      ------    ------  ---------


                                    OPERATING    GENERAL AND
PROPERTY/TRANSACTION                SERVICES    ADMINISTRATIVE   DEPRECIATION (3)
----------------------------------  ---------   --------------   ----------------
Carnegie..........................   $   58         $   11            $   49
Rose Tree.........................      179             43               215
Mt. Airy Bldgs. ..................        4             51               107
Harborside........................    3,633          2,048             5,332
Five Sentry.......................      325             88               246
Whiteweld.........................      543            158               733
One Bridge Plaza..................      659            237               585
Airport Center....................    1,129            395               953
                                    ---------       ------            ------
Total Pro Forma Adj. for 1996
  acquisitions....................   $6,530         $3,031            $8,220
                                    ---------       ------            ------

Revenues and expenses of the property disposed of in 1996 for the period January 1, 1996 through the date of disposition, as follows:

                                                                                               REAL
                                    ACQUIS./COMPLETION     BASE      ESCALATIONS/   OTHER     ESTATE
PROPERTY/TRANSACTION                       DATE          RENTS (2)    RECOVERIES    INCOME    TAXES   UTILITIES
----------------------------------  ------------------   ---------   ------------   ------    ------  ---------
Essex Road........................   March 20, 1996          (263)         (37)      --          (50)     (56)
                                                         ---------      ------      ------    ------  ---------


                                    OPERATING    GENERAL AND
PROPERTY/TRANSACTION                SERVICES    ADMINISTRATIVE   DEPRECIATION (3)
----------------------------------  ---------   --------------   ----------------
Essex Road........................      (78)           (11)              (81)
                                    ---------       ------            ------

Reduction of expense as a result of the Partial Prepayment in 1996, for the period January 1, 1996 through the Partial Payment date, as follows:

                                                                                               REAL
                                    ACQUIS./COMPLETION     BASE      ESCALATIONS/   OTHER     ESTATE
PROPERTY/TRANSACTION                       DATE          RENTS (2)    RECOVERIES    INCOME    TAXES   UTILITIES
----------------------------------  ------------------   ---------   ------------   ------    ------  ---------
Partial Prepayment................   March 12, 1996         --          --           --         --      --
                                                         ---------      ------      ------    ------  ---------
Total Pro Forma Adj. for 1996
  Events..........................                        $49,087       $8,870       $190     $5,144   $3,313
                                                         ---------      ------      ------    ------  ---------
                                                         ---------      ------      ------    ------  ---------


                                    OPERATING    GENERAL AND
PROPERTY/TRANSACTION                SERVICES    ADMINISTRATIVE   DEPRECIATION (3)
----------------------------------  ---------   --------------   ----------------
Partial Prepayment................    --            --                    (6)
                                    ---------       ------            ------
Total Pro Forma Adj. for 1996
  Events..........................   $6,452         $3,020            $8,133
                                    ---------       ------            ------
                                    ---------       ------            ------

                         MACK--CALI REALTY CORPORATION
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

(b) Reflects:

    Revenues and expenses for the properties acquired in 1997 by the Company (as reported by the Company on previously-filed Current Reports on Form 8-K and 8-K/A), for the year ended December 31, 1996, as follows:

                                                                                                                  REAL
                                                    AQUIS./COMPLETION     BASE      ESCALATIONS/      OTHER      ESTATE
PROPERTY/TRANSACTION (1)                                  DATE          RENTS (2)    RECOVERIES      INCOME       TAXES
--------------------------------------------------  -----------------  -----------  -------------  -----------  ---------
1345 Campus Parkway...............................  January 28, 1997    $     698     $     165        --       $      90
RM Transaction....................................  January 31, 1997       63,083         5,483     $   4,393       9,870
Westlakes.........................................  May 8, 1997             8,659         2,347        --             610
Shelton Place (4).................................  July 31, 1997           2,180           193        --             161
200 Corporate.....................................  August 15, 1997           850            38            35          85
Three Independence................................  September 3, 1997       1,185             4        --             223
                                                                       -----------       ------    -----------  ---------
Total Pro Forma Adj. for Pre-Mack Events..........                      $  76,655     $   8,230     $   4,428   $  11,039
                                                                       -----------       ------    -----------  ---------
                                                                       -----------       ------    -----------  ---------


                                                                  OPERATING     GENERAL AND     DEPRECIATION
PROPERTY/TRANSACTION (1)                             UTILITIES    SERVICES    ADMINISTRATIVE         (3)
--------------------------------------------------  -----------  -----------  ---------------  ---------------
1345 Campus Parkway...............................   $      25    $     103      $      20        $     143
RM Transaction....................................       4,944        9,876          3,997           10,364
Westlakes.........................................       1,216        1,627            772            1,734
Shelton Place (4).................................         320          292             93              329
200 Corporate.....................................      --              146             36              170
Three Independence................................         114          233             47              281
                                                    -----------  -----------        ------          -------
Total Pro Forma Adj. for Pre-Mack Events..........   $   6,619    $  12,277      $   4,965        $  13,021
                                                    -----------  -----------        ------          -------
                                                    -----------  -----------        ------          -------

------------------------

(1) The Moorestown Buildings were vacant during 1996.

(2) Pro Forma base rents are presented on a straight-line basis calculated from January 1, 1996 forward.

(3) Depreciation is based on the building-related portion of the purchase price and associated costs depreciated using the straight-line method over a 40-year life.

(4) Revenues and certain expenses for Shelton Place reasonably reflect the operations of the property for the period April 1, 1996 through March 31, 1997. Total revenues of $444 and Revenue in excess of certain expenses of $234 for the three months ended March 31, 1997 have been included in both the Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and year ended December 31, 1996.

                          MACK-CALI REALTY CORPORATION

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(c) Represents reduction for interest income earned on investments of proceeds from the November 1996 Offering ($1,463), net of additional interest income earned on the RM Mortgage Receivable ($725).

(d) The pro forma adjustment to interest expense for the year ended December 31, 1996 (for the Pre-Mack Events) reflects interest on mortgage debt assumed with certain acquisitions and additional borrowings from the Company's credit facilities to fund acquisitions. Pro forma interest expense for the year ended December 31, 1996 is computed as follows:

Interest expense on the Initial Mortgage Financing, after the
  Partial Prepayment (fixed interest rate of 8.02 percent on
  $44,313 and variable rate of 30-day LIBOR plus 100 basis points on $20,195; weighted average interest rate used is 6.46
  percent).........................................................  $   4,867
Interest expense on loan assumed with Fair Lawn acquisition on
  March 3, 1995 (fixed interest rate of 8.25 percent on average
  outstanding principal balance of approximately $18,605)..........      1,535
Interest expense on mortgages in connection with the Harborside acquisition on November 4, 1996 (fixed interest rate of 7.32 percent on $107,912 and initial rate of 6.99 percent on
  $42,088).........................................................     10,841
Interest expense on outstanding borrowings on the Company's credit lines (a variable rate of 30-day LIBOR plus 125 basis points during the period on $114,655; weighted average interest rate
  used is 6.75 percent)............................................      7,739
Interest expense on Teachers Mortgage assumed with the RM
  Transaction on January 31, 1997 (fixed interest rate of 7.18
  percent on $185,283).............................................     13,303
Historical amortization of deferred mortgage, finance and title
  costs for the year ended December 31, 1996.......................      1,081
                                                                     ---------
Pre-Mack Events pro forma interest expense for the year ended
  December 31, 1996................................................  $  39,366
                                                                     ---------
                                                                     ---------

(e) Represents pro forma income for 1996 Events and Pre-Mack Events allocated to the pro forma weighted average minority interest (Units) in Mack-Cali Realty L.P. (the Operating Partnership) of 10.20 percent.

(f) Represents adjustment necessary to reflect rental income on a straight-line basis assuming that the Transaction was consummated as of January 1, 1996.

(g) Represents reduction of interest income, which was recorded in the Mack Group Historical Financial Statements.

                          MACK-CALI REALTY CORPORATION

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(h) In connection with the consummation of the Transaction, the Company estimates that it will also recognize the following non-recurring charges before minority interest in the Company's Statement of Operations for the period in which the Transaction is completed, which have been excluded from the Company's pro forma operating results:

Expensing of previously unamortized stock compensation recorded in connection with the Company's executive compensation plans which vested on an accelerated basis as a result of the consummation of the Transaction..................................................  $  11,423
Related tax obligation payments (net of $645 previously accrued)...      5,874
Additional executive compensation and bonuses paid upon
  consummation of the Transaction..................................     29,046
Amortization of the beneficial conversion feature inherent in the
  Preferred Units (as an allocation to minority interest) as they are immediately convertible into Common Units upon consummation
  of the Transaction...............................................     29,361
                                                                     ---------
                                                                     $  75,704
                                                                     ---------
                                                                     ---------

(i) Represents adjustment to reflect depreciation expense (based on a 40-year useful life) related to the Mack Properties acquired by the Company based on the estimated allocated value of buildings and improvements ($881,750) as follows:

Pro forma depreciation expense.....................................................  $  22,044
Mack Group Historical..............................................................     27,680
                                                                                     ---------
                                                                                     $  (5,636)
                                                                                     ---------
                                                                                     ---------

(j) Reflects reduction of interest expense relating to the Transaction. Pro forma interest expense is computed as follows:

Interest on Mack Assumed Debt ($291,883) with an estimated weighted average
  interest rate of 7.64 percent...................................................  $   22,300
Interest on drawings on the Company's credit facilities of $28,915 at a weighted
  average interest rate of 6.73 percent...........................................       1,946
                                                                                    ----------
                                                                                        24,246
Mack Group Historical.............................................................      57,897
                                                                                    ----------
                                                                                    $  (33,651)
                                                                                    ----------
                                                                                    ----------

                          MACK-CALI REALTY CORPORATION

       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(k) Represents minority interest computed as follows:

Income before extraordinary item and minority interest.................  $  132,563
Dividend yield of 6.75 percent on the preferred units with a par value
of $230,562............................................................              $  15,563
Income allocable to common stockholders in the Company and unitholders in the Operating Partnership...........................................  $  117,000
                                                                         ----------
Allocation to minority interest based upon weighted average percentage
of Common Units outstanding of 10.96 percent, respectively.............                 12,818
                                                                                     ---------
Minority interest......................................................                 28,381
Pre-Mack Events pro forma..............................................                  8,023
                                                                                     ---------
                                                                                     $  20,358
                                                                                     ---------
                                                                                     ---------

   See Note (1) to the Pro Forma Condensed Consolidated Balance Sheet as of
    September 30, 1997 related to assumptions regarding the Contingent Units.

(l) The following is a reconciliation of the historical primary weighted average shares outstanding to the pro forma weighted average shares outstanding (shares in thousands):

Historical weighted average shares outstanding.....................................     18,461
Shares issued in connection with the the November 1996 offering....................     17,538
Issued in connection with the August 1996 offering.................................      3,450
Adjustment for period of year during which shares issued with the 1996 offerings
were outstanding...................................................................     (3,247)
Shares issued in connection with the 1997 Offering.................................     13,000
Vesting of 199 shares on an accelerated basis as a result of the Transaction.......        199
                                                                                     ---------
Pro forma weighted average shares outstanding......................................     49,401
                                                                                     ---------
                                                                                     ---------

(m) Fully-diluted pro forma income before extraordinary item per share is not presented since common stock equivalents and the Preferred Units are not dilutive.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Mack-Cali Realty Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 1997

                                MACK-CALI REALTY CORPORATION

                                By:  /s/ THOMAS A. RIZK
                                     -----------------------------------------
                                     Thomas A. Rizk
                                     CHIEF EXECUTIVE OFFICER

                                By:  /s/ BARRY LEFKOWITZ
                                     -----------------------------------------
                                     Barry Lefkowitz
                                     CHIEF FINANCIAL OFFICER
                                     AND EXECUTIVE VICE PRESIDENT